FIRST ALLONGE
TO
THIRD AMENDED AND RESTATED SECURED PROMISSORY NOTE
THIS FIRST ALLONGE TO THIRD AMENDED AND RESTATED SECURED PROMISSORY NOTE (this “Allonge”) is made as of April 8, 2016 by and between STEVEN H. MADDEN, an individual (the “Borrower”) and STEVEN MADDEN, LTD., a Delaware corporation (the “Holder”).
WITNESSETH:

WHEREAS, on January 3, 2012, in connection with an amendment of the Borrower’s employment agreement, the Borrower executed and delivered to the order of Holder a Third Amended and Restated Secured Promissory Note (as amended, restated or otherwise modified from time to time, the “Note”) in the original principal amount of Three Million and 00/100 Dollars ($3,000,000.00); and

WHEREAS, paragraph 9 of the Note sets forth the pledge by the Borrower of shares of common stock of the Holder owned by the Borrower as collateral security for the obligations evidenced by the Note; and

WHEREAS, the Holder and the Borrower have agreed to substitute the pledged shares of common stock of the Holder with securities (other than securities of the Holder) held by the Borrower in a securities brokerage account; and

WHEREAS, the Borrower and the Holder desire to modify and amend paragraph 9 of the Note to reflect such substitution of collateral security for the obligations evidenced by the Note, pursuant to and in accordance with this Allonge.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Note is amended and revised as follows (all capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Note):
1.    Amendments to Note.
Paragraph 9 of the Note is hereby amended and restated in its entirety as follows:
“9. To secure the Borrower’s payment and performance of all of the Borrower’s obligations hereunder, the Borrower and the Corporation shall enter into a Security Agreement, pursuant to which the Borrower shall grant to the Corporation a first priority continuing security interest in and assign and transfer to the Corporation a securities brokerage account maintained by the Borrower and all securities entitlements carried therein and all proceeds thereof (collectively, the “Collateral”). The Collateral shall be subject to the control of the Corporation pursuant to a duly executed control agreement among the Borrower, the Corporation and the Borrower’s broker, which agreement shall be in form and substance acceptable to the Corporation in its sole discretion. Until the Borrower’s obligations under this Note are satisfied in full, the Borrower shall not offer, sell, contract to sell, transfer or otherwise dispose of or encumber the Collateral without the Corporation’s prior written consent. Except as modified by this Note, all amounts owed to the Corporation by the Borrower under the Original Notes are hereby ratified and affirmed and shall hereafter continue to be evidenced by this Note, and the security interest in the Collateral granted pursuant to the Original Notes shall remain continuously perfected, in effect and uninterrupted from the initial date of grant thereof, and nothing contained in this Note shall operate as a waiver of any right, power or remedy of the Corporation under any provision of the Original Notes or otherwise.”

2.    Miscellaneous.

(a)    This Allonge shall be and remain attached to the Note and shall be an integral part thereof.

(b)    This Allonge may be executed in counterparts, such counterparts together constituting but one and the same agreement.

(c)    In the event of any conflict or inconsistency between the Note and this Allonge, this Allonge shall control.

(d)    This Allonge may not be changed or terminated except by an agreement in writing signed by the Borrower and Holder.

(e)    This Allonge shall be binding upon the parties hereto and their respective heirs, successors and assigns.

(f)    If any term, covenant or condition of this Allonge shall be held to be invalid, illegal or unenforceable in any respect, this Allonge shall be construed without such provision.

(g)    This Allonge shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

(h)    Except as provided herein, the terms and provisions and covenants of the Note are in all other respects hereby ratified and confirmed and shall remain in full force and effect.

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IN WITNESS WHEREOF, the Borrower and the Holder have executed this Allonge as of the day and year first above written.

/s/ Steven H. Madden
STEVEN H. MADDEN

STEVEN MADDEN, LTD.

By:	/s/ Arvind Dharia
Name: Arvind Dharia
Title: Chief Financial Officer